Exhibit 99.2

Pledge Agreement (Stocks, Bonds and Commercial Paper)

THIS PLEDGE AGREEMENT, dated as of this 3rd day of June, 2014, is made by WHX CS CORP., (the “Pledgor”), with an address at 590 Madison Avenue, 32nd Floor, New York, NY 10022, in favor of PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the benefit of the Lenders (as defined in the Credit Agreement (defined below)) (the “Secured Party”), with an address at 1600 Market Street, 22nd Floor, Philadelphia, Pennsylvania 19103.

1.           Pledge.    (a)    In order to induce the Secured Party and Lenders to extend the Obligations (as defined below), the Pledgor hereby grants a security interest in and pledges to the Secured Party, and to all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc., all of the Pledgor’s right, title and interest in and to all of the following (collectively, the “Collateral”), whether now owned or hereafter acquired: (i) all deposit accounts, securities accounts and all investment property and general intangibles (including, without limitation, the investment property and other assets described in Exhibit A attached hereto and made a part hereof) deposited, held, associated with or credited to any account (whether a deposit account, securities account or otherwise) maintained at PNC Bank, N.A. or any of its affiliates and any investment property, general intangibles and instruments comprised of equity or debt instruments which are traded on an exchange, which are maintained in securities accounts or other similar accounts at any other financial institution, (ii) all additions, substitutions, rights to receive payments, replacements, income, dividends, and distributions in respect of any of the items identified in clause (i) hereof, (iii) all security entitlements and general intangibles with respect to any of the items identified in clauses (i) and (ii) hereof, (iv) all certificates, documents and instruments evidencing any of the items identified in clauses (i), (ii), and (iii) hereof, and (v) all proceeds of all of the foregoing.

(b)           If the Collateral includes certificated securities, documents or instruments, such certificates are herewith delivered to the Secured Party accompanied by duly executed blank stock or bond powers or assignments as applicable.  The Pledgor hereby authorizes the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Secured Party.

2.           Obligations Secured.  The Collateral secures payment of all loans, advances, debts, liabilities, obligations, covenants and duties owing from the Pledgor to the Secured Party and/or Lenders or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, including without limitation, the Credit Agreement dated as of the date hereof by and among Pledgor, Secured Party, and the Lenders (as defined therein) a party thereto (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Secured Party or any Lender to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Secured Party’s or any Lender’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all reasonable costs and expenses of the Secured Party or any Lender incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”).

Form 11A - Multistate Rev. 01/02

3.            Representations and Warranties.  The Pledgor represents and warrants to the Secured Party as follows:

                               3.1           Except as set forth on Schedule 3.1 attached hereto and subject to compliance with applicable federal and state securities laws, there are no restrictions on the pledge or transfer of any of the Collateral, other than restrictions referenced on the face of any certificates evidencing the Collateral.

3.2           The Pledgor is the legal owner of the Collateral, which is registered in the name of the Pledgor, the Custodian (as hereinafter defined) or a nominee.

3.3           The Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Section 3.1 above; and the Pledgor will not incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral, other than in favor of the Secured Party.

3.4           The Pledgor has the right to transfer the Collateral free of any encumbrances other than any restrictions referenced in Section 3.1 above, and the Pledgor will defend the Pledgor’s title to the Collateral against the claims of all persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Collateral has been obtained.

3.5           The pledge of and grant of the security interest in the Collateral is effective to vest in the Secured Party a valid and perfected first priority and only security interest, superior to the rights of any other person, in and to the Collateral as set forth herein.

3.6           The exact legal name of the Pledgor, and the state of organization, is as set forth in the introductory paragraph hereof.

4.            Covenants.

4.1           Unless otherwise agreed in writing between the Pledgor and the Secured Party, the Pledgor agrees to maintain at all times Collateral (of the type listed in Exhibit B attached hereto) having a minimum Margin Value of at least the outstanding amount of the Obligations, and to provide additional Collateral (of the type listed in Exhibit B attached hereto) to the Secured Party immediately upon the Secured Party’s request if the minimum Margin Value is not maintained.  “Margin Value” shall be calculated by multiplying the market value of the Collateral times the Secured Party’s margin percentage requirements for the type of Collateral in effect from time to time, or as otherwise agreed in writing.  The margin requirements currently in effect are set forth on Exhibit B, and the Secured Party will endeavor to promptly notify the Pledgor of any change in the margin requirements.

4.2           If all or part of the Collateral constitutes “margin stock” within the meaning of Regulation U of the Federal Reserve Board, the Pledgor agrees to execute and deliver Form U-1 to the Secured Party and, to the extent proceeds of any Obligations have been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock, such activity will not be inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System (including without limitation, Regulation U) or the provisions of this Pledge Agreement.

4.3           Pledgor agrees not to invoke, and hereby waives its rights under, any statute under any state or federal law which permits the recharacterization of any portion of the Collateral to be interest or income.

Form 11A - Multistate Rev. 01/02

5.            Default.

5.1           If any of the following occur (each an “Event of Default”):  (i) any Event of Default (as defined in any of the Obligations), (ii) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Obligations with respect to such default, (iii) demand by the Secured Party under any of the Obligations that have a demand feature, (iv) the failure by the Pledgor to perform any of its obligations hereunder, (v) the falsity, inaccuracy or material breach by the Pledgor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Pledgor, (vi) the failure of the Secured Party to have a perfected first priority security interest in the Collateral, (vii) the breach of the Control Agreement (referred to in Section 8 below), or receipt of notice of termination of the Control Agreement if no successor custodian acceptable to the Secured Party has executed a Control Agreement in form and substance acceptable to the Secured Party on or before 10 days prior to the effective date of the termination, then the Secured Party is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Pledge Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to issue a Notice of Exclusive Control (as defined in the Control Agreement) to the Custodian, and/or to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best; provided that the Secured Party shall use reasonable efforts to sell or otherwise dispose of any such Collateral in compliance with any transfer restrictions of the applicable issuer including such restrictions as set forth on Schedule 3.1 attached hereto.

5.2           (a)           At any bona fide public sale, and to the extent permitted by law, and the Collateral, at any private sale, the Secured Party shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released.  Any such sale may be on cash or credit.  The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 (the “Act”) or any other applicable exemption available under such Act.  The Secured Party will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given.  The Secured Party may adjourn any sale and sell at the time and place to which the sale is adjourned.  If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to Pledgor, provided that absent exigent circumstances, Secured Party will endeavor to provide 24 hours written notice to Pledgor prior to any such sale.  Whenever notice is otherwise required by law to be sent by the Secured Party to the Pledgor of any sale or other disposition of the Collateral, ten (10) days written notice sent to the Pledgor at its address specified above will be reasonable.

                                                (b)          The Pledgor recognizes that the Secured Party may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act or the applicable Collateral, so that the Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof.  The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Secured Party has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act.  The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

Form 11A - Multistate Rev. 01/02

5.3           The net proceeds arising from the disposition of the Collateral after deducting out of pocket fees, costs, and expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party.  If any excess remains after the discharge of all of the Obligations, the same will be paid to the Pledgor.  If after exhausting all of the Collateral there is a deficiency, the Pledgor will be liable therefor to the Secured Party; provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Pledgor or any other party obligated under the Obligations or against any other collateral for the Obligations prior to proceeding against the Collateral.

5.4           If any demand is made at any time upon the Secured Party or any Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party or any Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Pledgor will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Secured Party or any Lender.  The provisions of this section will be and remain effective notwithstanding the release of any of the Collateral by the Secured Party in reliance upon such payment (in which case the Pledgor's liability will be limited to an amount equal to the fair market value of the Collateral determined as of the date such Collateral was released) and any such release will be without prejudice to the Secured Party's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.  This Section shall survive the termination of this Pledge Agreement.

6.            Voting Rights and Transfer.  Prior to the occurrence of Secured Party’s commencement of enforcement rights and remedies upon an Event of Default, the Pledgor will have the right to exercise all voting rights with respect to the Collateral.  At any time thereafter, the Secured Party may, using reasonable efforts to comply with any transfer restrictions of the applicable issuer including such restrictions as set forth in Section 3.1 attached hereto, transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Secured Party expressly so indicates by written notice to the Pledgor.

7.            Dividends, Interest and Premiums.  The Pledgor will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default.  In the event any additional shares are issued to the Pledgor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Secured Party and such shares will be subject to this Pledge Agreement and a part of the Collateral to the same extent as the original Collateral.  At any time after the occurrence of an Event of Default, the Secured Party shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Secured Party’s rights under Section 5 above.

8.            Securities Account.  If the Collateral includes securities or any other financial or other asset maintained in a securities account, then the Pledgor agrees to cause the securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears (the “Custodian”) to execute and deliver, contemporaneously herewith, a notification and control agreement or other agreement (the “Control Agreement”) satisfactory to the Secured Party in order to perfect and protect the Secured Party’s security interest in the Collateral.

9.            Further Assurances.  By its signature hereon, the Pledgor hereby irrevocably authorizes the Secured Party, at any time and from time to time, to execute (on behalf of the Pledgor), file and record against the Pledgor any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the Uniform Commercial Code that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest.  Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact to do all acts and things in the Pledgor’s name that the Secured Party may deem necessary or desirable, consistent with the terms of this Pledge Agreement.  This power of attorney is coupled with an interest with full power of substitution and is irrevocable.  The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

Form 11A - Multistate Rev. 01/02

10.          Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner as set forth in the Credit Agreement.

11.          Preservation of Rights.  (a) No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power.  The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

(b)           The Secured Party may, at any time and from time to time, without notice to or the consent of the Pledgor unless otherwise expressly required pursuant to the terms of the Obligations, and without impairing or releasing, discharging or modifying the Pledgor’s liabilities hereunder, (i) subject to the terms of the Credit Agreement, change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other pledge or security agreements, or any security for any Obligations; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Pledgor in such order, manner and amount as the Secured Party may determine in its sole discretion; (iv) deal with any other person with respect to any Obligations in such manner as the Secured Party deems appropriate in its sole discretion; (v) substitute, exchange or release any security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein.  The Pledgor hereby waives (a) presentment, demand, protest, notice of dishonor and notice of non-payment and all other notices to which the Pledgor might otherwise be entitled, and (b) all defenses based on suretyship or impairment of collateral.

12.          Illegality.  In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions in this Pledge Agreement.

13.          Changes in Writing.  No modification, amendment or waiver of, or consent to any departure by the Pledgor from, any provision of this Pledge Agreement will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance.

14.          Entire Agreement.  This Pledge Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and the Secured Party with respect to the subject matter hereof.

15.          Successors and Assigns.  This Pledge Agreement will be binding upon and inure to the benefit of the Pledgor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Pledgor may not assign this Pledge Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Pledge Agreement in whole or in part.

16.          Interpretation.  In this Pledge Agreement, unless the Secured Party and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Pledge Agreement.  Section headings in this Pledge Agreement are included for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose.  If this Pledge Agreement is executed by more than one party as Pledgor, the obligations of such persons or entities will be joint and several.

Form 11A - Multistate Rev. 01/02

17.          Indemnity.  The Pledgor agrees to indemnify each of the Secured Party, each Lender, each legal entity, if any, who controls, is controlled by or is under common control with the Secured Party, any Lender, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Pledgor), in connection with or arising out of or relating to the matters referred to in this Pledge Agreement or under any Control Agreement, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Pledgor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct.  The indemnity agreement contained in this Section shall survive the termination of this Pledge Agreement.  The Pledgor may participate at its expense in the defense of any such action or claim.

18.          Governing Law and Jurisdiction.  This Pledge Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of New York.  This Pledge Agreement will be interpreted and the rights and liabilities of the Pledgor and the Secured Party determined in accordance with the laws of the State of New York, excluding its conflict of laws rules.  PLEDGOR AND SECURED PARTY EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS PLEDGE AGREEMENT OR IN ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and the Pledgor.  The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Pledge Agreement.

19.          Authorization to Obtain Credit Reports.  By signing below, each Pledgor who is an individual provides written authorization to the Secured Party or its designee (and any assignee or potential assignee hereof) to obtain the Pledgor’s personal credit profile from one or more national credit bureaus.  Such authorization shall extend to obtaining a credit profile in considering this Pledge Agreement and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

Form 11A - Multistate Rev. 01/02

20.           WAIVER OF JURY TRIAL.  THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS PLEDGE AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Pledgor acknowledges that it has read and understood all the provisions of this Pledge Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:		WHX CS CORP.

/s/ Michael Macmanus		By:	/s/ James F. McCabe, Jr.
(SEAL)
Print Name:	Michael Macmanus	Print Name: James F. McCabe, Jr.

Title:	Secretary	Title: Senior Vice President
(Include title only if an officer of entity signing to the right)

Form 11A - Multistate Rev. 01/02

EXHIBIT A TO PLEDGE AGREEMENT
(UNCERTIFICATED SECURITIES)

With respect to the following account:

Title of the Securities Account:                                                      WHX CS CORP
Securities Account No.:                                                                   20-35-002- 4723191
Custodian:                                                                                       PNC Bank, National Association

Check applicable blank.  If no blank is checked, Option #1A applies.

Option #1A _____
The securities account referred to above and all assets in the securities account (including, without limitation, all financial assets, but excluding any units in any common trust fund or collective investment fund) are being pledged as collateral and are restricted from trading and withdrawals.  The Secured Party’s written approval is required prior to any trading or withdrawals of such assets.

Option #1B _____
The specific assets listed below, which are in the securities account referred to above, are being pledged as collateral and are restricted from trading and withdrawals.  The Secured Party’s written approval is required prior to any trading or withdrawal of such assets:

Quantity                                                      Description of Securities

Option #2 X
The securities account referred to above and all assets in the securities account (including, without limitation, all financial assets, but excluding any units in any common trust fund or collective investment fund) are being pledged as collateral but trading is permitted in the acceptable replacement collateral listed in Exhibit B hereto.  So long as no Potential Default or Event of Default exists or would occur as a result of a withdrawal, including specifically that both before and after giving effect to such withdrawal,  the Revolving Facility Usage shall not exceed the lesser of the Revolving Credit Commitment and the Borrowing Base (as each capitalized term used herein is defined in the Credit Agreement), no consent of the Secured Party is required for withdrawals; provided that the timing of any such withdrawals shall be subject to Secured Party’s internal processing and notification requirements.

Form 11A - Multistate Rev. 01/02

A-1

EXHIBIT A TO PLEDGE AGREEMENT
(CERTIFICATED SECURITIES)

The specific assets listed below are pledged as collateral.  So long as no Potential Default or Event of Default exists or would occur as a result of a withdrawal, including specifically that both before and after giving effect to such withdrawal,  the Revolving Facility Usage shall not exceed the lesser of the Revolving Credit Commitment and the Borrowing Base (as each is defined in the Credit Agreement), no consent of the Secured Party is required for withdrawals; provided that the timing of any such withdrawals shall be subject to Secured Party’s internal processing and notification requirements.

Quantity                                           Description of Securities                                                                Certificate Number(s)

Form 11A - Multistate Rev. 01/02

A-1

EXHIBIT B TO PLEDGE AGREEMENT
Acceptable Replacement Collateral; Margin Percentage Requirements
(Check all categories that apply)

Certificates of Deposit, with waiver of set-off rights
Money Market Funds rated “AA” or better with properly executed control agreement with PNC (such as Provident Institutional Funds)
All other Money Market Funds with a properly executed control agreement with PNC
Treasury bills / Short Term Funds
Commercial Paper / Banker's Acceptances
Federal Agency Discount Notes
US Government Bonds/Notes with remaining maturity > 1 year
US Federal Agency Bonds (e.g., GNMAs, FNLMCs, FNMAs)
Quasi-Government Bonds (e.g., FHLB)
Municipal Bonds of Investment Grade Rating (BBB Rated)
Corporate Bonds
Mortgage-Backed Securities
Treasury Inflation Securities
Collateralized Mortgage Obligations (CMOs) -- PACs and TACs only
Preferred Stock / Convertible Preferred Stock
Corporate Equities (listed securities valued at $5.00 or more per share)
Margin stock subject to Regulation "U" (if any of the Obligations are “purpose credit”)
Publicly Traded Mutual Funds
Other: _________________________________________
X	All of the foregoing	50%

11a-m-p.doc

Form 11A - Multistate Rev. 01/02

B-1

Schedule 3.1
PLEDGE AND TRANSFER RESTRICTIONS

1.	Restated certificate of incorporation of ModusLink Global Solutions, Inc.

2.	Tax Benefit Preservation Plan, dated as of October 17, 2011, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, as amended.

3.	Rights Agreement, dated as of March 21, 2012, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, as amended.

4.	Lock-Up Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Form 11A - Multistate Rev. 01/02

B-1